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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use of our report dated April 7, 2006 relating to the financial statements of Michigan Transco Holdings, Limited Partnership, which appear in this Current Report on Form 8-K/A Amendment No. 2 of ITC Holdings Corp. dated October 10, 2006.


/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
February 1, 2007


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